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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2000


                          WATSON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

       Nevada                          0-20045                           95-3872914
(State of jurisdiction)           (Commission File No.)         (IRS Employer Identification No.)


                               311 Bonnie Circle
                            Corona, California 92880
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code:  (909) 270-1400

                                       1.
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Item 5.  Other Events

         On May 25, 2000, Watson Pharmaceuticals, Inc. (the "Company") announced a definitive agreement with Schein Pharmaceutical, Inc. ("Schein") under which the Company will acquire all of the outstanding stock of Schein through a two-step transaction comprised of a cash tender offer followed by a taxable stock merger. The Company's press release, dated May 25, 2000, titled "Waston to Acquire Schein Pharmaceutical" is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit
Number                  Description

99.1                    Press Release dated May 25, 2000.

                                       2.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WATSON PHARMACEUTICALS, INC.


Dated:  May 25, 2000                   /s/ Robert C. Funsten
                                       -------------------------
                                       Robert C. Funsten
                                       Secretary


                                       3.
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                                 EXHIBIT INDEX

Exhibit
Number                  Description

99.1                    Press Release dated May 25, 2000.

                                       4.